November 9, 2005

PROVIDENT INVESTMENT COUNSEL SELECT GROWTH FUND
Series of Advisors Series Trust
Supplement to
Prospectus Dated February 28, 2005

The investment advisor to the Provident Investment Counsel Select Growth Fund (the “Fund”) and the Board of Trustees of Advisors Series Trust have decided to terminate the Fund. Please note that the Fund will be liquidating its assets on Friday, December 30, 2005. You are welcome, however, to redeem your shares before that date.

The Fund will be closed to new purchases effective Friday, November 18, 2005. Distributions of dividends and capital gains income, if necessary, will be made on Tuesday, December 20, 2005.

If the Fund has not received your redemption request or other instruction by Friday, December 23, 2005, your shares will be redeemed on December 30, 2005, and you will receive from the Fund your proceeds, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record as of the close of business on Thursday, December 29, 2005.

Please contact the Fund at 1-800-618-7643 if you have any questions.

Please retain this Supplement with your Prospectus for reference.